Exhibit 99.3

MARVIN S. FRIEDBERG

POST OFFICE BOX 826

VIRGINIA BEACH, VIRGINIA 23451

PHONE (757) 631-7200	FAX (757) 321-7118
DIRECT (757) 321-7100	E-MAIL mfriedberg@vatrade.net

April 19, 2007

Franklin Earley, CEO

Waterside Capital Corporation

Effective immediately I resign as a member of The board of directors.

/s/ Marvin Friedberg